SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 30, 2008

BUFFETS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-116897 (Commission File Number)	22-3754018 (IRS Employer Identification No.)

1460 BUFFET WAY EAGAN, MINNESOTA (Address of principal executive offices)	55121 (Zip Code)

Registrant’s telephone number, including area code: (651) 994-8608

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER MATERIAL EVENTS.

On October 30, 2008, Buffets Holdings, Inc. (the “Company”) and each of its subsidiaries (together with the Company, the “Debtors”) filed with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (a) Debtor’s Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Plan”) and (b) a related Disclosure Statement (the “Disclosure Statement”). A copy of a press release announcing the filing of the Plan and the Disclosure Statement, and copies of the Plan and Disclosure Statement as filed with the Bankruptcy Court, are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

The Disclosure Statement contains certain projections (the “Projections”) of financial performance for fiscal years 2009 through 2013. The Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations. The Company has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been filed with the Bankruptcy Court in connection with the Debtors’ reorganization proceedings. The Company recommends that its stakeholders refer to the limitations and qualifications included in the Disclosure Statement with respect to Projections, including without limitation those set forth under the captions, “Section VIII – Projections and Valuation,” “Section IX – Certain Risk Factors to be Considered,” “Section X – Confirmation Procedures,” “Section XII – Securities Law Matters,” “Exhibit C – Projected Financial Information” and “Exhibit D – Liquidation Analysis.” All information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy court approves the Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated October 30, 2008.
99.2	Debtors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.
99.3	Disclosure Statement for the Debtors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 5, 2008

BUFFETS HOLDINGS, INC.

	By:	/s/ A. Keith Wall
Name: A. Keith Wall
Title: Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 30, 2008.
99.2	Debtors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.
99.3	Disclosure Statement for the Debtors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.